Supplement dated February 26, 2013 to the

PNC Advantage Funds Statement of Additional Information (“SAI”)

Dated September 28, 2012

This Supplement provides new and additional information beyond that contained in the above-mentioned SAI and should be read in conjunction with the SAI.

Effective November 28, 2012, the Trustees of PNC Advantage Funds determined to eliminate the Legal Compliance Committee as a standing committee and instead have any reports by attorneys under Section 307 of the Investment Company Act of 1940 be made to the full Board of Trustees.  As a result, the information regarding Mr. LaPorte on page 28 of the SAI is revised to reflect that he no longer serves as Chairman of the Legal Compliance Committee.  In addition, any references to the Legal Compliance Committee throughout the SAI are deleted in their entirety and replaced with the full Board of Trustees of PNC Advantage Funds.

Please contact PNC Advantage Funds at 1-800-364-4890 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-ADVSAI-0213